UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2005
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 18, 2005, Trustmark Corporation issued a press release announcing its financial results for the period ended September 30, 2005. This press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
99.1	Press release announcing financial results for the period ended September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Richard G. Hickson	BY:	/s/ Zach L. Wasson
	Richard G. Hickson		Zach L. Wasson
	Chairman of the Board, President & Chief Executive Officer		Treasurer (Principal Financial Officer)

DATE:	October 18, 2005	DATE:	October 18, 2005

EXHIBIT INDEX

99.1	Press release announcing financial results for the period ended September 30, 2005